EXHIBIT 99.2s



                  THE TOPIARY BENEFIT PLAN INVESTOR FUND LLC

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that, Nolan T. Altman, whose signature appears below, does hereby constitute and appoint John T. Ferguson, Jr., Alexandra Toohey, John MacKinnon, Elizabeth Keeley, Bruce A. Rosenblum, and Nancy Worley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable The Topiary Benefit Plan Investor Fund LLC (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                    By: /s/ Nolan Altman
                                        -----------------
                                    NOLAN T. ALTMAN


DATE: December 11, 2003

                  THE TOPIARY BENEFIT PLAN INVESTOR FUND LLC

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that, LOUIS S. CITRON, whose signature appears below, does hereby constitute and appoint John T. Ferguson, Jr., Alexandra Toohey, John MacKinnon, Elizabeth Keeley, Bruce A. Rosenblum, and Nancy Worley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable The Topiary Benefit Plan Investor Fund LLC (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                    By: /s/ Louis S. Citron
                                        -------------------
                                    LOUIS S. CITRON


DATE: December 11, 2003

                  THE TOPIARY BENEFIT PLAN INVESTOR FUND LLC

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that, EDWARD T. TOKAR, whose signature appears below, does hereby constitute and appoint John T. Ferguson, Jr., Alexandra Toohey, John MacKinnon, Elizabeth Keeley, Bruce A. Rosenblum, and Nancy Worley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable The Topiary Benefit Plan Investor Fund LLC (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                    By: /s/ Edward T. Tokar
                                        --------------------
                                    EDWARD T. TOKAR


DATE: December 11, 2003

                  THE TOPIARY BENEFIT PLAN INVESTOR FUND LLC

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that, RAYMOND C. NOLTE, whose signature appears below, does hereby constitute and appoint John T. Ferguson, Jr., Alexandra Toohey, John MacKinnon, Elizabeth Keeley, Bruce A. Rosenblum, and Nancy Worley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable The Topiary Benefit Plan Investor Fund LLC (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                    By: /s/ Raymond C. Nolte
                                        ---------------------
                                    RAYMOND C. NOLTE


DATE: December 18, 2003

                  THE TOPIARY BENEFIT PLAN INVESTOR FUND LLC

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that, MARIELENA GLASSMAN, whose signature appears below, does hereby constitute and appoint John T. Ferguson, Jr., John MacKinnon, Elizabeth Keeley, Bruce A. Rosenblum, and Nancy Worley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable The Topiary Benefit Plan Investor Fund LLC (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as the treasurer and principal financial and accounting officer of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                    --------------------------------
                                    MARIELENA GLASSMAN


DATE: December 22, 2003

                  THE TOPIARY BENEFIT PLAN INVESTOR FUND LLC

                               POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that, RICHARD T. HALE, whose signature appears below, does hereby constitute and appoint John T. Ferguson, Jr., Marielena Glassman, John MacKinnon, Elizabeth Keeley, Bruce A. Rosenblum, and Nancy Worley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable The Topiary Benefit Plan Investor Fund LLC (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as the President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                    --------------------------------
                                    RICHARD T. HALE


DATE: December 22, 2003